EXHIBIT 10.1c


         AMENDMENT NO. 3, dated as of March 27, 2003 (this "Amendment"), to the Credit Agreement, dated as of December 1, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among BEAR ISLAND PAPER COMPANY, LLC, a Virginia limited liability company (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), TD SECURITIES (USA) INC., as Arranger, and TORONTO-DOMINION (TEXAS), INC., as the administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, pursuant to the Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

         WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Required Lenders and the Revolving Credit Lenders have agreed, that certain provisions of the Agreement be amended in the manner provided for in this Amendment; and

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         SECTION 2. Amendments to Section 1.1 of the Credit Agreement. The definition of "Revolving Credit Termination Date" in Section 1.1 of the Credit Agreement is, subject to the satisfaction or waiver of the conditions of effectiveness set forth in Section 3 of this Amendment, hereby amended to delete the phrase "December 31, 2003" and insert the phrase "January 5, 2004" in lieu thereof.

         SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Borrower, the Administrative Agent, the Required Lenders and the Revolving Credit Lenders shall have executed and delivered this Amendment.

The Administrative Agent shall give the Borrower notice when this Amendment has become effective.

         SECTION 4. Representation and Warranties. To induce the Administrative Agent and the Lenders parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that the representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (other than those that expressly speak as of a different date), after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

         SECTION 5. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         SECTION 6. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

         SECTION 7. No Default. No Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date after giving effect to this Amendment.

         SECTION 8. Counterparts. This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

         SECTION 9. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                    BEAR ISLAND PAPER COMPANY, LLC



                                    By:
                                         ---------------------------------------
                                            Name:
                                            Title:



                                    TORONTO-DOMINION (TEXAS), INC.,
                                    as Administrative Agent and as a Lender



                                    By:
                                         ---------------------------------------
                                           Name:
                                           Title:

                                    ------------------------------
                                    Name of Lender


                                    By:
                                         ---------------------------------------
                                           Name:
                                           Title: